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                                                              Exhibit 99.906CERT

                            SECTION 906 CERTIFICATION

      Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Wells Fargo Variable Trust (the "Trust"), hereby certifies, to the best of her knowledge, that the Trust's report on Form N-CSR for the period ended December 31, 2004 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

      Date: February 15, 2005


                                        /s/Karla M. Rabusch

                                        Karla M. Rabusch
                                        President
                                        Wells Fargo Variable Trust

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                            SECTION 906 CERTIFICATION

      Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Wells Fargo Variable Trust (the "Trust"), hereby certifies, to the best of her knowledge, that the Trust's report on Form N-CSR for the period ended December 31, 2004 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

      Date: February 15, 2005

                                        /s/Stacie D. DeAngelo


                                        Stacie D. DeAngelo
                                        Treasurer
                                        Wells Fargo Variable Trust